SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                               SECOND AMENDMENT TO

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                May 11, 2000
                Date of Report (Date of earliest event reported)
                                BANYAN CORPORATION
             (Exact name of registrant as specified in its charter)


         OREGON                        000-26065            84-1346327
(State or other jur-                  (Commission          (IRS Employer
isdiction of incor-                   File Number)       Identification No.)
         poration)

      4740 Forge Rd., Bldg. 112, Colorado Springs, Colorado  80907
         (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: (719)  531-5535


(Former name or former  address,  if changed since last report.)

Item 1. Change in Control of Registrant

         Not applicable.

Item 2. Acquisition of Assets

     The Company acquired the assets of Showcase Technologies, LLC('Showcase') a partnership in the state of New York, on November 1, 1999. The primary assets of Showcase were a line of hard and soft carrying cases for notebook computers and cameras, and what the Company calls a website optimizing service.


     The Company paid $100,000 in cash, assumed $8,482 of Showcase liabilities, which it paid in cash, issued a note payable for $80,000, and issued 566,667 shares of restricted common stock valued at $70,833 in exchange for all of Showcase's assets. The $100,000 paid in cash consisted of $100,000 received by the Company from the sale of shares of Anything Internet Corporation stock. The transaction has been accounted for as a purchase of assets.


     Pursuant to the acquisition agreements, the line of hard and soft carrying cases, which utilize a patented internal rail and track system that holds objects securely in the cases, is now owned by Doublecase Corp. a Kansas corporation which is a wholly owned subsidiary of the Company. A copy of the acquisition agreement is attached hereto as Exhibit 10.3. As part of the acquisition, the Company has entered into an employment contract with Alan Hillsberg, hereto attached as Exhibit 10.1

     Pursuant to the acquisition agreement, the website optimizing service, which operates a web site at www.toplisting.com, is now owned by TopListing.com Corporation, a Colorado corporation which is a wholly owned subsidiary of the Company. Toplisting.com guarantees that an entites website will be in the top 20 listings of their category at least one of the eight major search engines.See Financial Statements attached hereto as Exhibit 10.2.


     The reason for two acquisition agreements being used to purchase the assets of Showcase Technologies, LLC is that originally the Company only intended to purchase the line of hard and soft carrying cases for notebook computers and cameras - which was treated by Showcase's owner, Alan Hillsberg, as a seperate business within Showcase Technologies, LLC than the web optimizing service, also with Showcase Technologies, LLC. This agreement is Exhibit 10.4 filed with the previous version of this Form 8-K as filed on April 3, 2000, and incorporated hereto by reference.

     After the Company had completed negotiations for Showcase Technologies, LLC's line of hard and soft carrying cases for notebook computers and cameras, the Company decided to purchase the other seperate business then being operated within Showcase Technologies, LLC - the web optimizing service. A seperate agreement was entered into to purchase this service, Exhibit 10.2 filed with the previous version of this Form 8-K as filed on January 10, 2000, and incorporated hereto by reference.



Item 3.  Bankruptcy or Receivership

         Not applicable.

Item 4. Changes in Registrant's Certifying Public Accountant.

         Not applicable.

Item 5.  Other events.

     The corporation has entered into a two year employment contract with Alan Hillsberg as a Director, President and COO of Doublecase Corporation and Toplisting.com Corporation, pursuant to which he will be paid $116,000 per year, 10% of the Company's net pre-tax profit, 20% of DC's net pre-tax profit, and Options to purchase 235,000 shares of common stock of Banyan Corporation (Employer parent corporation) at $0.1187 per share. He is also entitled to medical and dental insurance and such other benefits as received by the other executive officers.



Item 6.  Resignations of Registrant's Directors

         Not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

A. Financial Statements Of Business Acquired

                                       SHOWCASE TECHNOLOGIES, LLC

                              FINANCIAL STATEMENTS

                               December 31, 1997,
                               December 31, 1998,
                              & September 30, 1999

                           SHOWCASE TECHNOLOGIES, LLC
                              Financial Statements




                                TABLE OF CONTENTS


                                                                       Page

         INDEPENDENT AUDITOR'S REPORT ON
             THE FINANCIAL STATEMENTS                                   F-1


         FINANCIAL STATEMENTS

                  Balance sheets                                        F-2
                  Statements of operations                              F-3
                  Statements of members' equity                         F-4
                  Statements of cash flows                              F-5
                  Notes to financial statements                         F-6

                            RONALD R. CHADWICK, P.C.
                          CERTIFIED PUBLIC ACCOUNTANT
                         2851 S. PARKER ROAD, SUITE 720
                             AURORA, COLORADO 80014
                                   ----------
                            TELEPHONE:(303)306-1967
                            TELECOPIER:(303)306-1944




                          INDEPENDENT AUDITOR'S REPORT


To the Members
Showcase Technologies, LLC
Colorado Springs, Colorado

I have audited the accompanying balance sheets of Showcase Technologies, LLC as of December 31, 1997, December 31, 1998, and September 30, 1999 and the related statements of operations, members' equity and cash flows for the periods then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Showcase Technologies, LLC as of December 31, 1997, December 31, 1998, and September 30, 1999 and the results of its operations and its cash flows for the periods then ended in conformity with generally accepted accounting principles.


Aurora, Colorado                                       /s/Ronald Chadwick
March 16, 2000                                          RONALD R. CHADWICK, P.C.




          SHOWCASE TECHNOLOGIES, LLC
           STATEMENTS OF CASH FLOWS


                                                                                            Nine Months
                                                              Year Ended      Year Ended         Ended
                                                               Dec. 31,        Dec. 31,       Sept. 30,
                                                                 1997            1998            1999
                                                            --------------- --------------- ---------------
Cash Flows From Operating Activities:
     Net income (loss)                                         $    27,278     $     5,409      $   31,536

     Adjustments  to  reconcile  net income
     to net cash  provided  by (used for)
     operating activities:
          Depreciation
                                                                       192             115              86
          Amortization                                                                                 231
                                                                       308             308
                                                            --------------- --------------- ---------------
               Net cash provided by (used for)
               operating activities                                 27,778           5,832          31,853
                                                            --------------- --------------- ---------------

Cash Flows From Financing Activities:
     Payment of related party payable                                             (29,951)        (40,595)
                                                            --------------- --------------- ---------------
               Net cash provided by (used for)
               financing activities                                               (29,951)        (40,595)
                                                                         -
                                                            --------------- --------------- ---------------

Net Increase (Decrease) In Cash                                     27,778        (24,119)         (8,742)
Cash At The Beginning Of The Period                                                 27,835           3,716
                                                                        57
                                                            --------------- --------------- ---------------

Cash At The End Of The Period                                  $    27,835     $     3,716    $    (5,026)
                                                            =============== =============== ===============



    The accompanying notes are an integral part of the financial statements.

                                       F-2





                           SHOWCASE TECHNOLOGIES, LLC
                            STATEMENTS OF OPERATIONS




                                                                    Nine Months
                                      Year Ended      Year Ended        Ended
                                       Dec. 31,        Dec. 31,       Sept. 30,
                                         1997            1998            1999
                                     -------------- --------------- ---------------


  Sales                              $     269,306   $     270,954   $     201,214

  Cost of sales                            197,072         193,731         119,470
                                     -------------- --------------- ---------------


  Gross margin                              72,234          77,223          81,744


  Operating expenses                        44,956          71,814          50,208
                                     -------------- --------------- ---------------


  Income (loss) from operations             27,278           5,409          31,536


  Other income (expense)                         -               -               -
                                     -------------- --------------- ---------------


  Income (loss) before provision
       for income taxes                     27,278           5,409          31,536


  Provision for income tax                       -               -               -
                                     -------------- --------------- ---------------


  Net income (loss)                   $     27,278   $       5,409   $      31,536
                                     ============== =============== ===============







    The accompanying notes are an integral part of the financial statements.




                           SHOWCASE TECHNOLOGIES, LLC
                          STATEMENTS OF MEMBERS' EQUITY
                  For the Years Ended December 31, 1997 & 1998,
                  and the Nine Months Ended September 30, 1999



Members' equity, January 1, 1997                      $(83,382)

Income (loss) for the period                            27,278

Members' equity, December 31, 1997                  $(  56,104)

Income (loss) for the period                             5,409

Members' equity, December 31, 1998                  $(  50,695)

Income (loss) for the period                            31,536

Members' equity, September 30, 1999                 $(  19,159)
                                                    ===========









    The accompanying notes are an integral part of the financial statements.




                           SHOWCASE TECHNOLOGIES, LLC
                            STATEMENTS OF CASH FLOWS




                                                                                            Nine Months
                                                              Year Ended      Year Ended         Ended
                                                               Dec. 31,        Dec. 31,       Sept. 30,
                                                                 1997            1998            1999
                                                            --------------- --------------- ---------------
Cash Flows From Operating Activities:
     Net income (loss)                                         $    27,278     $     5,409      $   31,536

     Adjustments  to  reconcile  net income to
     net cash  provided  by (used for)
     operating activities:
          Depreciation
                                                                       192             115              86
          Amortization                                                                                 231
                                                                       308             308
                                                            --------------- --------------- ---------------
               Net cash provided by (used for)
               operating activities                                 27,778           5,832          31,853
                                                            --------------- --------------- ---------------

Cash Flows From Financing Activities:
     Payment of related party payable                                             (29,951)        (40,595)
                                                            --------------- --------------- ---------------
               Net cash provided by (used for)
               financing activities                                               (29,951)        (40,595)
                                                                         -
                                                            --------------- --------------- ---------------

Net Increase (Decrease) In Cash                                     27,778        (24,119)         (8,742)
Cash At The Beginning Of The Period                                                 27,835           3,716
                                                                        57
                                                            --------------- --------------- ---------------

Cash At The End Of The Period                                  $    27,835     $     3,716    $    (5,026)
                                                            =============== =============== ===============





    The accompanying notes are an integral part of the financial statements.

                           SHOWCASE TECHNOLOGIES, LLC
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1. ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Showcase Technologies, LLC (the "Company"), was organized as a limited liability company in the state of New York in May, 1995. The Company manufactures and distributes hard carrying cases for portable notebook computers and data storage devices.

Cash and cash equivalents

The Company considers all highly liquid investments with an original maturity of three months or less as cash equivalents.

Accounting  year and method

The Company employs a calendar accounting year, and uses the accrual basis of accounting.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Organization costs

Organization costs are expensed as incurred.

Property and equipment

Property and equipment are recorded at cost and depreciation is recorded using the double declining balance method over the estimated lives of the assets.

Inventory

Inventory consists of raw materials and consigned finished goods. Inventories are valued at the lower of cost or market using the first-in, first-out (FIFO) method.

                           SHOWCASE TECHNOLOGIES, LLC
                    NOTES TO FINANCIAL STATEMENTS - Continued

NOTE 1.  ORGANIZATION, OPERATIONS AND SUMMARY OF
         SIGNIFICANT ACCOUNTING POLICIES (Continued):

Patent

Patent work has been recorded at cost and amortized based on the straight line method over ten years. Amortization expense was $308 in 1997 and 1998, and $231 for the nine months ended September 30, 1999.

Revenue recognition

Revenue is recognized by the Company when a product is shipped to a customer. The Company will recognize revenues from its web page design business when services have been successfully completed.

AICPA Statement of Position 98-5

Effective January 1, 1999 the Company has adopted the AICPA Statement of Position ("SOP") 98-5, which requires nongovernmental entities to expense startup costs as incurred. The adoption by the Company of SOP 98-5 is not expected to have a material impact on the Company's financial statements.

Financial Instruments

The carrying value of the Company's financial instruments, including cash and cash equivalents, accounts receivable, accounts payable, and long term debt, as reported in the accompanying balance sheet, approximates fair value.

Income tax

The Company is treated as a partnership for income tax purposes, and therefore does not accrue or pay income tax at the partnership level.

Operating segments

The Company identifies operating segments based on differences in products or services. At September 30, 1999 in addition to its carrying case business, the Company was completing a separate business segment to provide internet retailers with web page design services. The services are set up to guarantee an internet retailer that its web page will appear in the first twenty selections on at least one of the major search engines. Operations from this segment had not commenced as of September 30, 1999.

                           SHOWCASE TECHNOLOGIES, LLC
                    NOTES TO FINANCIAL STATEMENTS - Continued


NOTE 1.  ORGANIZATION, OPERATIONS AND SUMMARY OF
         SIGNIFICANT ACCOUNTING POLICIES (Continued):


No differences exist between measurements of the Company's profits and losses, and assets, and those of its segments. There have been no changes from prior periods in measurement methods used to determine reported segment profit or loss, and the Company makes no asymmetrical accounting allocations to segments. No material transactions take place between the segments.

Products and services, geographic areas, and major customers

All the Company's sales were to external customers. The Company sells to domestic, Canadian and European customers, and had no one major customer accounting for over 10% of its sales. The Company's long term assets are all held domestically.

NOTE 2. RELATED PARTY TRANSACTIONS

The Company has borrowed funds from its general manager to meet working capital needs, resulting in a related party payable of $120,503, $72,552, and $31,536 at December 31, 1997, December 31, 1998 and September 30, 1999 respectively. The related party payable is non-interest bearing and due on demand.

NOTE 3. SUBSEQUENT EVENTS

On November 1, 1999 all the Company's assets were acquired by Banyan Corporation in a transaction accounted for as a purchase.

B. Pro Forma Combines Financial Statements

                    BANYAN CORPORATION (and Subsidiary), and
                           SHOWCASE TECHNOLOGIES, LLC
                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Basis Of Presentation

The following pro forma consolidated balance sheet as of September 31, 1999, and pro forma consolidated statements of operations for the year ended December 31, 1998 and nine months ended September 30, 1999 between Banyan Corporation and Showcase Technologies, LLC, are presented to show for comparative purposes the effects of the asset purchase of Showcase Technologies, Inc. on November 1, 1999 by Banyan Corporation, as if that transaction had taken place for balance sheet purposes on September 30, 1999, and for income statement purposes on January 1, 1998 with resulting effects through September 30, 1999. The historical consolidated pro forma financial statements are derived from the historical financial statements of Banyan Corporation and subsidiary and Showcase Technologies, LLC. The pro forma consolidated financial information should be read in conjunction with the historical financial information. The pro forma consolidated financial statements are not necessarily indicative of the result that would have been attained had the transaction actually taken place earlier.


                     BANYAN CORPORATION (and Subsidiary) and
                           SHOWCASE TECHNOLOGIES, LLC
                        PRO FORMA COMBINED BALANCE SHEET
                                September 30, 1999



                                                     Banyan          Showcase            Adjustments         End
                                                   Corporation       Tech., LLC           (Note 1)          Balance
                                                   -------------    --------------     ---------------   --------------

                                  ASSETS

Current assets
      Cash                                        $      28,872     $           -       $      108,402    $     28,872
                                                                                              (108,402)
      Accounts receivable                                75,078            15,366               17,342          75,078
      Inventory                                          36,976                                                 69,684
      Prepaid expenses                                    7,261                                                  7,261
                                                   -------------    --------------     ---------------   --------------
             Total current assets                       148,187            15,366              17,342          180,895

                                                   -------------    --------------     ---------------   --------------
Fixed assets
      Furniture and fixtures                             11,921                                                 11,921
      Equipment and tooling                              15,648             1,000             (1,000)           15,648
                                                   -------------    --------------     ---------------   --------------
                                                         27,569             1,000             (1,000)           27,569
      less accumulated depreciation                    (17,175)             (775)                 775         (17,175)
                                                   -------------    --------------     ---------------   --------------
                                                         10,394               225               (225)           10,394
                                                   -------------    --------------     ---------------   --------------
Other assets
      Trademarks and licenses, net
                                                         26,434             2,233             (2,233)           26,434
      Goodwill
                                                                                              226,607          226,607
      Other                                               7,200                                                  7,200
                                                   -------------    --------------     ---------------   --------------

                                                         33,634             2,233             224,374          260,241
                                                   -------------    --------------     ---------------   --------------

Total Assets                                          $ 192,215        $   17,824          $  241,491      $   451,530

                                                   =============    ==============     ===============   ==============

                         LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
      Accounts payable                               $  121,893       $        -                           $   121,893

      Bank overdraft                                                        5,026             (5,026)               -

      Accrued salaries and related exp.                 38,026                                                  38,026
      Related party payable                                                31,957            (31,957)
      Accrued interest                                  230,692                                                230,692
                                                   -------------    --------------     ---------------   --------------
          Total current liabilties                      390,611            36,983            (36,983)          390,611

      Notes payable                                     105,234                               80,000           185,234
                                                   -------------    --------------     ---------------   --------------
Total Liabilities                                       495,845            36,983              43,017          575,845
                                                   -------------    --------------     ---------------   --------------

Stockholders' Deficit
      Preferred stock, Class A: no par value;
          500,000 shares authorized; 187,190 issued and out.;
          callable at $2.75 per share and
convertible                                             334,906                                                334,906
      Common stock, Class A: no par value;
          50,000,000 shares authorized;
          9,879,746 issued and                                                                179,315
outstanding                                           3,327,598                                              3,506,913
         (10,594,441 after adjustments)
      Accumulated deficit                           (3,966,134)          (19,159)              19,159      (3,966,134)
      Members' equity                              -------------    --------------     ---------------   --------------
                                                   -------------                                         --------------
Total Stockholders' Deficit
                                                      (303,630)                               198,474         (105,156)
                                                   -------------    --------------     ---------------   --------------

Total Liabilities and Stockholders'                   $ 192,215       $   17,824          $  241,491      $   451,530
Deficit
                                                   =============    ==============     ===============   ==============






                     BANYAN CORPORATION (and Subsidiary) and
                           SHOWCASE TECHNOLOGIES, LLC
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      For The Year Ended December 31, 1998


                                                                  Banyan          Showcase       Adjustments          End
                                                               Corporation       Tech., LLC        (Note 1)         Balance
                                                             ----------------- ---------------- --------------- -----------------

Sales, net                                                    $       206,467     $    270,954      $        -     $     477,421
Cost of  sales                                                         69,006          193,731                           262,737
                                                             ----------------- ---------------- --------------- -----------------
Gross margin                                                          137,461           77,223               -           214,684
Research & development                                                      -                -
Selling, general and administrative expenses                          573,317           71,814         138,661           783,792
                                                             ----------------- ---------------- --------------- -----------------
Gain (loss) from operations                                         (435,856)            5,409       (138,661)         (569,108)

Other income (expense)
     Interest expense                                                (22,913)                          (4,800)          (27,713)
     Gain (loss) on sale of assets                                      3,449                                              3,449
     Equity income of Anything Internet Corporation                  (39,590)                                           (39,590)
                                                             ----------------- ---------------- --------------- -----------------

Income (loss) before provision for income taxes                     (494,910)            5,409       (143,461)         (632,962)

Provision for income tax                                                    -                -               -                 -
                                                             ----------------- ---------------- --------------- -----------------

Net income (loss)                                              $    (494,910)    $       5,409    $  (143,461)   $     (632,962)
                                                             ================= ================ =============== =================

Net income (loss) per share
(Basic and fully diluted)                                      $      (0.06)                                            $(0.07)
                                                             =================                                  =================

Weighted average number of
common shares outstanding                                           8,359,433                                          9,074,098
                                                             =================                                  =================








                     BANYAN CORPORATION (and Subsidiary) and
                           SHOWCASE TECHNOLOGIES, LLC
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     For The Nine Months September 30, 1999


                                                                    Banyan         Showcase      Adjustments        End
                                                                  Corporation     Tech., LLC      (Note 1)        Balance
                                                                 -------------- --------------- -------------- --------------

Sales, net                                                         $   116,497     $   201,214      $       -        317,711
Cost of  sales                                                          43,121         119,470                       162,591
                                                                 -------------- --------------- -------------- --------------
Gross margin                                                            73,376          81,744              -        155,120

Research & development                                                       -               -
Selling, general and administrative expenses
                                                                       367,156          50,208        103,996        521,360
                                                                 -------------- --------------- -------------- --------------

Gain (loss) from operations                                          (293,780)          31,536      (103,996)      (366,240)

Other income (expense)
     Interest expense                                                 (12,767)                        (3,600)       (16,367)
     Equity income of Anything Internet Corporation                  (118,325)                                     (118,325)
                                                                 -------------- --------------- -------------- --------------

Income (loss) before provision for income taxes                      (424,872)          31,536      (107,596)      (500,932)
Provision for income tax                                                     -               -              -              -
                                                                 -------------- --------------- -------------- --------------
Net income (loss)                                                 $  (424,872)    $     31,536   $  (107,596)   $  (500,932)
                                                                 ============== =============== ============== ==============

Net income (loss) per share
(Basic and fully diluted)                                         $     (0.04)                                  $     (0.05)
                                                                 ==============                                ==============
Weighted average number of
common shares outstanding                                            9,586,223                                   10,300,888
                                                                 ==============                                ==============



                    BANYAN CORPORATION (and Subsidiary), and
                           SHOWCASE TECHNOLOGIES, LLC
                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                    December 31, 1998 and September 30, 1999


NOTE 1.  SUMMARY OF TRANSACTION

     Effective November 1, 1999 Banyan Corporation issued 566,667 shares of common stock valued at $70,833, paid cash of $108,482 raised from stock sales, and issued a note for $80,000 to purchase the net assets of Showcase Technologies, LLC, valued at $32,708. The difference between the consideration paid of $259,315 and the net assets acquired was allocated to goodwill in the amount of $226,607. Statement of operations adjustments include interest on the issued note, goodwill amortization of $22,661 in 1998 and $16,996 in 1999 (including in selling, general and administrative expenses), and salary payments under a transaction related employment agreement of $116,000 in 1998 and $87,000 in 1999, also included under selling, general and administrative expenses.

C.    INDEX  TO  EXHIBITS

     The following exhibits are filed as a part of this disclosure statement:


Exhibit
Number      Description
- -------     -----------

10.1      Employment Agreement With Alan Hillsberg*
10.2      Asset Purchase Agreement For TopListing*
10.3      Asset Purchase Agreement For For Showcase*
10.4 Asset Purchase Agreement between Toplisting.com and Showcase Technologies**

*  Incorporated  by  reference to the Company's Form 8-k dated January 10, 2000.
** Incorporated  by  reference  to the Company's Form 8-k dated April 3, 2000.


Item 8.  Change in Fiscal Year

         Not applicable

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf the undersigned hereunto duly authorized.

                                                  Date: May 12, 2000

                                                  BANYAN CORPORATION

                                                  BY:__/s/Lawrence Stanley___
                                                       Lawrence Stanley
                                                       President